Exhibit 10.13.a

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT (this “Amendment”) is entered into as of January 26, 2007, among FMC TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), the Lenders (herein so called) party to the Credit Agreement (hereinafter defined), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders.

The Borrower, the Lenders, and the Administrative Agent are party to the Amended and Restated Five-Year Credit Agreement dated as of November 10, 2005 (the “Credit Agreement”). Unless otherwise defined in this Amendment, terms defined in the Credit Agreement shall have the same meanings when used in this Amendment.

The Borrower has requested that Section 7.06(c) of the Credit Agreement be amended in certain respects, and the Lenders and the Administrative Agent are willing to so amend Section 7.06(c) of the Credit Agreement.

Accordingly, for valuable and acknowledged consideration, the Borrower, the Lenders and the Administrative Agent agree and acknowledge as follows:

1. Amendment. Section 7.06(c) of the Credit Agreement is amended to read in its entirety as follows:

“(c) the Borrower may declare and make Restricted Payments to its stockholders, provided that no Default or Event of Default exists at the time of the declaration thereof or would result therefrom.”

2. Conditions Precedent to Amendment. This Amendment shall not be effective until the Administrative Agent receives (a) counterparts of this Amendment executed by the Borrower, the Majority Lenders and the Administrative Agent, (b) such other agreements, documents, instruments and items as the Administrative Agent may reasonably request, and (c) an amendment fee payable to each Lender party to the Credit Agreement in the amount of $2,500.

3. Representations. The Borrower represents and warrants to the Lenders that as of the date of this Amendment, (a) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects except to the extent that such representations and warranties refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the resolutions attached as Exhibit C to that certain Certificate of Assistant Secretary of the Borrower dated November 10, 2005, heretofore delivered to the Administrative Agent, have not been modified, amended or rescinded and remain in full force and effect.

4. Effect of Amendment. This Amendment is a Loan Document. The amendment set forth in this Amendment is limited to the matter expressly set forth herein and does not constitute the amendment of any other provision requiring the consent of the Lenders or the Administrative Agent under the Loan Documents. Except as expressly amended under this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. If any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

First Amendment to
FMC Technologies, Inc. Five-Year Credit Agreement

5. Expenses. The Borrower shall pay all reasonable fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents.

6. Governing Law. This Amendment shall be governed by and construed in accordance with and be governed by the laws of the State of Illinois, without regard to conflict of laws principles.

7. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

8. Parties. This Amendment binds and inures to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective permitted successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

First Amendment to
FMC Technologies, Inc. Five-Year Credit Agreement

2

EXECUTED as of the date first stated above.

FMC TECHNOLOGIES, INC.

By:	/s/ Joseph J. Meyer
Name:	Joseph J. Meyer
Title:	Director, Treasury Operations

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Renita Cummings
Name:	Renita Cummings
Title:	Assistant Vice President

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

DnB NOR BANK ASA, as a Lender

By:	/s/ Kevin O’Hara
Name:	Kevin O’Hara
Title:	Vice President

By:	/s/ Giacomo Landi
Name:	Giacomo Landi
Title:	First Vice President

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

NATIONAL CITY BANK, as a Lender

By:	/s/ Jon R. Hinard
Name:	Jon R. Hinard
Title:	Senior Vice President

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ L. Peter Yetman
Name:	L. Peter Yetman
Title:	Senior Vice President

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Erica Brothers
Name:	Erica Brothers
Title:	Bank Officer

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ John McGhee
Name:	John McGhee
Title:	Vice President & Manager

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

MIZUHO CORPORATE BANK LTD., as a Lender

By:	/s/ Robert Gallagher
Name:	Robert Gallagher
Title:	Senior Vice President

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Alex Nikolov
Name:	Alex Nikolov
Title:	Second Vice President

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

WESTLB AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

JPMORGAN CHASE BANK, NA, as a Lender

By:	/s/ Kerry G. Harpole
Name:	Kerry G. Harpole
Title:	Vice President

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

COOPERATIVE CENTRALE RAIFFEINSEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Lender

By:	/s/ Jeff Bliss
Name:	Jeff Bliss
Title:	Vice President

By:	/s/ Andrew Sherman
Name:	Andrew Sherman
Title:	Executive Director

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

Fokus Bank ASA, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page

First Amendment to

FMC Technologies, Inc. Five-Year Credit Agreement